                                                                    EXHIBIT 99.1

BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES

INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS  (UNAUDITED)

                                                                                                 Page

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997                              5

Notes to Pro Forma Condensed Consolidated Balance Sheet                                              6

Pro Forma Condensed Consolidated Statement of Earnings for the Six  Months Ended September 30,
1997                                                                                                 7

Notes to Pro Forma Condensed Consolidated Statement of Earnings for the Six Months Ended
September 30, 1997                                                                                   8

Pro Forma Condensed Consolidated Statement of Earnings for the Year Ended March 31, 1997
                                                                                                     9

Notes to Pro Forma Condensed Consolidated Statement of Earnings for the Year Ended March 31,
1997                                                                                                10


These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Bollinger Industries, Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of Bollinger's consolidated financial position or results of continuing operations as they may be in the future.

                              PRO FORMA INFORMATION

                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                       NOTE 2
                                                                     Pro Forma
                    ASSETS                                          Adjustments
                                                   -------------------------------------------
                                    Historical         (a)              (b)            (c)          Pro Forma
                                   ------------    ------------    ------------    ------------    ------------
CURRENT ASSETS
  Cash                             $     56,453    $ 13,250,000            --      $(13,250,000)   $     56,453

  Accounts Receivable
  Trade-Net                          12,861,072         298,628            --              --        13,159,700
  Escrow Receivable                        --         1,000,000            --         1,000,000
  Other                                  48,617            --              --              --            48,617
  Inventories-Net                    12,699,735      (1,798,628)           --              --        10,901,107
  Prepaid Expenses                      726,821            --              --              --           726,821
                                   ------------    ------------    ------------    ------------    ------------
  Total Current Assets               26,392,698      12,750,000            --       (13,250,000)     25,892,698

PROPERTY PLANT AND
  EQUIPMENT-NET                       1,594,051        (210,794)       (142,263)           --         1,240,994
OTHER ASSETS
  Goodwill and Other
    Intangibles-Net                   1,104,854            --        (1,093,588)           --            11,266
  Notes Receivable and Other
    assets                              686,198        (268,802)           (900)           --           416,496
  Deferred Financing Fees-Net
    of Amortization                     525,399            --              --              --           525,399
                                   ------------    ------------    ------------    ------------    ------------
          Total Other Assets          2,316,451        (268,802)     (1,094,488)           --           953,161
                                   ------------    ------------    ------------    ------------    ------------
TOTAL ASSETS                       $ 30,303,200    $ 12,270,404      (1,236,751)   $(13,250,000)   $ 28,086,853
                                   ============    ============    ============    ============    ============

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITES
  Current Portion of Long
    Term Debt and Other Debt       $  1,863,799            --              --              --      $  1,863,799
  Accounts Payable-Trade             12,564,760            --            27,809      (3,398,000)      9,194,569
  Income Tax Payable                       --           711,713         (83,373)           --           628,340
  Other Accrued Liabilities             858,545         408,518         125,000            --         1,392,063
  Provisions for
    Restructuring of
    Operations                          550,805            --              --              --           550,805
                                   ------------    ------------    ------------    ------------    ------------
          Total Current
            Liabilities              15,837,909       1,120,231          69,436      (3,398,000)     13,629,576
LONG-TERM LIABILITIES
  Long Term Debt, Net of
    Current Portion                  10,556,383            --              --        (9,852,000)        704,383
                                   ------------    ------------    ------------    ------------    ------------
  Total Liabilities                  26,394,292       1,120,231          69,436     (13,250,000)     14,333,959
                                   ------------    ------------    ------------    ------------    ------------
COMMITMENTS AND CONTINGENCIES              --              --              --              --              --
STOCKHOLDERS EQUITY
  Preferred Stock $.01 Par
    Value; 1,000,000 shares
    authorized; none issued                --              --              --              --              --
  Common Stock $.01 Par
    Value;  8,000,000 shares
    authorized; issued and
    outstanding 4,000,210 at
    September 30, 1997 and
    March 31, 1997                       40,002            --              --              --            40,002
  Capital in Excess of Par           15,323,058            --              --              --        15,323,058
  Retained Earnings
    (accumulated deficit)           (11,454,152)     11,150,173      (1,306,187)           --        (1,610,166)
                                   ------------    ------------    ------------    ------------    ------------
      Total Stockholders
         Equity                       3,908,908      11,150,173      (1,306,187)           --        13,752,894
                                   ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY           $ 30,303,200    $ 12,270,404    $ (1,236,751)   $(13,250,000)   $ 28,086,853
                                   ============    ============    ============    ============    ============


The accompanying notes are an integral part of these financial statements.

                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)



Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet Statement assumes the following transaction, more fully described in Item 2 on Form 8-K dated November 26, 1997 occurred on September 30, 1997:

     On November 13, 1997, Bollinger Industries, Inc. and its wholly owned subsidiary NBF, Inc. (the Company) entered into an asset purchase agreement for the sale of its trampoline division to Hedstrom Corporation (Hedstrom) and consummated the transaction on November 21, 1997.

Note 2 - Pro forma adjustments:

Reflects the Pro Forma recording of the sale and abandonment of certain assets of NBF, Inc. as follows:

(a) Reflects the recording of the sale of certain NBF, Inc., assets to Hedstrom Corporation.

     ASSETS

Cash Received                                                                              $  13,250,000
Accounts Receivable                                                                              298,628
Escrow Receivable                                                                              1,000,000
Inventories Sold                                                                              (1,798,628)
Net Book Value of Certain Fixed Assets Sold                                                     (210,794)
Net Book Value of Patents Sold                               $     (131,047)
Net Book Value of Non Compete Agreement                            (137,755)
                                                             --------------
Sub total                                                                                       (268,802)
                                                                                           -------------
Total Assets                                                                               $  12,270,404
                                                                                           =============


       LIABILITIES AND STOCKHOLDERS' EQUITY

Income Tax Payable                                                                        $      711,713
Other Accrued Liabilities                                                                        408,518
Gain on Sale of Fixed Assets                                                                  11,150,173
                                                                                          --------------
Total Liabilities and Stockholders' Equity                                                $   12,270,404
                                                                                          ==============

(b) Reflects the additional costs associated with the sale of certain NBF, Inc., assets to Hedstrom.

      ASSETS

Net Book Value of Abandoned Fixed Assets                                           $   (142,263)
Goodwill and Other Intangibles-Net                                                   (1,093,588)
Other assets                                                                               (900)
                                                                                   ------------
Total Assets                                                                       $ (1,236,751)
                                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts Payable-Trade                                                             $     27,809
Income Tax Payable                                                                      (83,373)
Other Accrued Liabilities                                                               125,000
Loss on Sale of Fixed Assets                                                         (1,306,187)
                                                                                   ------------
Total Liabilities and Stockholders' Equity                                         $ (1,236,751)
                                                                                   ============



(c) Reflects the expected use of the proceeds had the sale occurred on September
30, 1997

      ASSETS

Cash Received From Hedstrom                                                        $(13,250,000)
                                                                                   ------------

Total Assets                                                                       $(13,250,000)
                                                                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts Payable-Trade                                                             $ (3,398,000)
Long Term Debt, Net of Current Portion                                               (9,852,000)
                                                                                   ------------
Total Liabilities and Stockholders' Equity                                         $(13,250,000)
                                                                                   ============

                         PRO FORMA FINANCIAL INFORMATION

                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                               NOTE 2
                                                             Pro Forma
                                                            Adjustments
                                                      --------------------------
                                       Historical       NBF (a)       Other (b)      ProForma
                                      ------------    ------------   -----------   ------------
Net Sales                             $ 35,623,961    $ 18,278,812   $      --     $ 17,345,149
Cost of Sales                           28,858,157      14,722,333          --       14,135,824
                                      ------------    ------------   -----------   ------------
Gross Profit                             6,765,804       3,556,479          --        3,209,325

Selling  Expenses                        2,528,818         584,607          --        1,944,211
Distribution, General, and
  Administrative Expenses                5,068,475         902,922          --        4,165,553
                                      ------------    ------------   -----------   ------------
                                         7,597,293       1,487,529          --        6,109,764
                                      ------------    ------------   -----------   ------------

Operating Profit (Loss)                   (831,489)      2,068,950          --       (2,900,439)

Other Expense (Income):
    Interest Expense                     1,156,203         426,404          --          729,799
    Interest Income                         (7,282)           --            --           (7,282)
    Gain on Sale of Assets                (869,245)          1,816          --         (871,061)
                                      ------------    ------------   -----------   ------------
Total Other (Income) Expense               279,676         428,220          --         (148,544)
                                      ------------    ------------   -----------   ------------

Earnings (Loss) Before Income Taxes     (1,111,165)      1,640,730          --       (2,751,895)

Income Tax (expense) Beneift                 1,060             300          --              760
                                      ------------    ------------   -----------   ------------

Net Earnings (Loss)                   $ (1,112,225)   $  1,640,430   $      --     $ (2,752,655)
                                      ============    ============   ===========   ============

Per Share Data:

Net Earnings (Loss)                   $      (0.28)   $       0.41   $      --     $      (0.69)
                                      ============    ============   ===========   ============

Weighted Average Common and Common
    Equivelant shares Outstanding        4,000,210       4,000,210     4,000,210      4,000,210
                                      ============    ============   ===========   ============




The accompanying notes are an integral part of these financial statements.

                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FOR THE
                       SIX MONTHS ENDED SEPTEMBER 30, 1997
                                   (Unaudited)




Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statement of Earnings assumes the following transaction, more fully described in Item 2 on Form 8-K dated November 26, 1997 occurred on April 1, 1997:

Note 2 - Pro forma adjustments:

(a) Reflects the elimination of the trampoline divisions historical results of operations included in the Company's consolidated statement of income. In future filings, the Company will report the trampoline division sale as a gain on sale of assets.

(b) There were no material costs of the trampoline division that will continue after the sale.

                         PRO FORMA FINANCIAL INFORMAITON

                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                        FOR THE YEAR ENDED MARCH 31, 1997
                                   (Unaudited)

                                                                NOTE 2
                                                              Pro Forma
                                                             Adjustments
                                                      -------------------------
                                       Historical        NBF (a)      Other (b)    ProForma
                                      ------------    ------------    ---------   ------------
Net Sales                             $ 82,598,593    $ 33,395,262    $    --     $ 49,203,331

Cost of Sales                           69,723,015      28,403,805         --       41,319,210
                                      ------------    ------------                ------------
Gross Profit                            12,875,578       4,991,457         --        7,884,121

Selling  Expenses                        6,878,803       1,430,332         --        5,448,471
Distribution, General, and
  Administrative Expenses               11,505,641       2,642,897         --        8,862,744
                                      ------------    ------------    ---------   ------------
                                        18,384,444       4,073,229         --       14,311,215
                                      ------------    ------------    ---------   ------------

Operating Profit (Loss)                 (5,508,866)        918,228         --       (6,427,094)

Other Expense (Income):
    Interest Expense                     2,551,703       1,040,699         --        1,511,004
    Other                                  (50,243)           --           --          (50,243)
                                      ------------    ------------    ---------   ------------

Total Other (Income) Expense             2,501,460       1,040,699         --        1,460,761
                                      ------------    ------------    ---------   ------------

Earnings (Loss) Before Income Taxes     (8,010,326)       (122,471)        --       (7,887,855)

Federal and  State Income Taxes
    Federal Income Tax                    (108,378)           --           --         (108,378)
    Income Tax (expense) Beneift            16,414             121         --           16,293
                                      ------------    ------------    ---------   ------------

Earnings (Loss) From Continuing
  Operations                          $ (7,918,362)   $   (122,592)        --     $ (7,795,770)

Discontinued  Operations
  Gain on Disposal of Discontinued
     Healthcare Operation Net of           476,967            --           --          476,967
                                      ------------    ------------    ---------   ------------

  Earnings (Loss) From
     Discontinued Operations               476,967            --           --          476,967

Net Earnings (Loss)                   $ (7,441,395)   $   (122,592)   $    --     $ (7,318,803)
                                      ============    ============    =========   ============

Per Share Data:

Earnings (Loss) From Continuing
  Operations                          $      (1.98)   $      (0.03)   $    --     $      (1.95)
                                      ============    ============    =========   ============

Net Earnings (Loss)                   $      (1.86)   $       (.03)   $    --     $      (1.83)
                                      ============    ============    =========   ============

Weighted Average Common and Common
    Equivelant shares Outstanding        4,000,210       4,000,210    4,000,210      4,000,210
                                      ============    ============    =========   ============




The accompanying notes are an integral part of these financial statements.

                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                        FOR THE YEAR ENDED MARCH 31, 1997
                                   (UNAUDITED)
Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statement of Earnings assumes the following transaction, more fully described in Item 2 on Form 8-K dated November 26, 1997 occurred on April 1, 1996:

Note 2 - Pro forma adjustments:

(a) Reflects the elimination of the trampoline divisions historical results of operations included in the Company's consolidated statement of income. In future filings, the Company will report the trampoline division sale as a gain on sale of assets.

(b) There were no material costs of the trampoline division that will after the sale.